Exhibit 99.2

THIRD QUARTER | 2014

# SUPPLEMENTAL REPORTING PACKAGE

DCT INDUSTRIAL

Table of Contents

Quarterly Highlights	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Funds from Operations	5
Selected Financial Data	6
Property Overview	7-8
Consolidated Leasing Activity	9
Consolidated Lease Expirations	10
Acquisition and Disposition Summary	11
Development Overview	12
Indebtedness	13
Capitalization and Fixed Charge Coverage	14
Investment in Unconsolidated Ventures Summary	15
Definitions	16-18

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions and includes statements regarding our anticipated yields.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved.  Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions, including, in particular, the strength of the United States economic recovery and global economic recovery;
•	the general level of interest rates and the availability of capital;
•	the competitive environment in which we operate;
•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;
•	decreased rental rates or increasing vacancy rates;
•	defaults on or non-renewal of leases by tenants;
•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;
•	the timing of acquisitions, dispositions and development;
•	natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes;
•	energy costs;
•

the terms of governmental regulations that affect us and interpretations of those regulations, including the cost of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;
•	lack of or insufficient amounts of insurance;
•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;
•	the consequences of future terrorist attacks or civil unrest;
•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and
•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Third Quarter 2014 Supplemental Reporting Package	P a g e 1

Quarterly Highlights

Portfolio Repositioning(1) (5)	Portfolio Occupancy (%)(2)
Total Leasing Volume (square feet, in millions)	Acquisitions and Dispositions(3) ($ in millions)

$175.0
$150.0
$125.0
$100.0
$75.0
$50.0
$25.0
$-
$27.7
$2.2
$138.8
$152.4
$40.7
$9.9
$72.6
$38.2
$136.3
$97.2
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Acquisitions
Dispositions

Top 10 Markets(4) (5)

Consolidated Operating

Market	ABR (thousands)	Occupancy Q3 2014	Occupancy(2) Q3 2013	Change
Southern California	$30,246	93.8%	93.9%	-0.1%
Chicago	26,573	90.9%	100.0%	-9.1%
Houston	21,123	97.6%	96.8%	0.8%
Northern California	18,904	93.7%	95.6%	-1.9%
Atlanta	18,088	89.9%	84.3%	5.6%
Dallas	17,461	96.7%	93.0%	3.7%
Pennsylvania	10,996	93.7%	86.1%	7.6%
Seattle	10,499	98.0%	94.4%	3.6%
Baltimore/Washington D.C.	10,456	94.1%	94.0%	0.1%
Miami	10,227	99.8%	98.8%	1.0%
Total/Weighted Average	$174,573	93.7%	93.2%	0.5%
(1)	Percentages are based on annualized base rent as previously reported.
(2)	Prior period amounts are as previously reported.
(3)	Includes consolidated property acquisitions or dispositions.
(4)	Based on annualized base rent as of September 30, 2014. Occupancy is as of period end.
(5)	Includes assets held for sale.

Third Quarter 2014 Supplemental Reporting Package	P a g e 2

Consolidated Statements of Operations (unaudited, amounts in thousands, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2014	2013	2014	2013
REVENUES:
Rental revenues	$84,285	$73,111	$250,206	$209,744
Institutional capital management and other fees	322	619	1,394	2,139
Total revenues	84,607	73,730	251,600	211,883

OPERATING EXPENSES:
Rental expenses	9,672	8,779	31,507	26,073
Real estate taxes	13,288	11,032	40,196	33,218
Real estate related depreciation and amortization	37,842	32,843	111,545	94,634
General and administrative	6,727	6,120	21,059	19,823
Impairment losses	900	-	5,635	-
Casualty and involuntary conversion (gain) loss	14	(294)	(326)	(296)
Total operating expenses	68,443	58,480	209,616	173,452
Operating income	16,164	15,250	41,984	38,431

OTHER INCOME (EXPENSE):
Development profit, net of taxes	-	-	2,016	268
Equity in earnings of unconsolidated joint ventures, net	892	759	5,202	1,721
Gain on business combination	-	-	1,000	-
Gain on dispositions of real estate interests	10,230	-	11,647	-
Interest expense	(16,078)	(15,141)	(48,316)	(47,328)
Interest and other income	1,577	83	1,582	310
Income tax benefit (expense) and other taxes	73	59	257	(373)
Income (loss) from continuing operations	12,858	1,010	15,372	(6,971)
Discontinued operations:
Operating income and other expenses	82	1,411	321	5,187
Gain (loss) on dispositions of real estate interests from discontinued operations	270	(13,204)	5,255	4,304
Income (loss) from discontinued operations	352	(11,793)	5,576	9,491
Consolidated net income (loss) of DCT Industrial Trust Inc.	13,210	(10,783)	20,948	2,520
Net (income) loss attributable to noncontrolling interests	(801)	626	(1,421)	(589)
Net income (loss) attributable to common stockholders	12,409	(10,157)	19,527	1,931
Distributed and undistributed earnings allocated to participating securities	(171)	(173)	(507)	(519)
Adjusted net income (loss) attributable to common stockholders	$12,238	$(10,330)	$19,020	$1,412

EARNINGS PER COMMON SHARE - BASIC
Income (loss) from continuing operations	$0.04	$0.00	$0.04	$(0.03)
Income (loss) from discontinued operations	0.00	(0.03)	0.02	0.03
Net income (loss) attributable to common stockholders	$0.04	$(0.03)	$0.06	$0.00

EARNINGS PER COMMON SHARE - DILUTED
Income (loss) from continuing operations	$0.04	$0.00	$0.04	$(0.03)
Income (loss) from discontinued operations	0.00	(0.03)	0.02	0.03
Net income (loss) attributable to common stockholders	$0.04	$(0.03)	$0.06	$0.00

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	333,562	304,768	328,908	292,352
Diluted	334,764	305,673	330,034	292,352

Third Quarter 2014 Supplemental Reporting Package	P a g e 3

Consolidated Balance Sheets (amounts in thousands)

	September 30,	December 31,
	2014	2013
ASSETS:	(unaudited)
Operating properties	$3,555,321	$3,442,442
Properties under development	190,521	142,903
Properties under redevelopment	17,046	12,194
Properties in pre-development including land held	32,802	73,512
Total investment in properties	3,795,690	3,671,051
Less accumulated depreciation and amortization	(678,740)	(654,097)
Net investment in properties	3,116,950	3,016,954
Investments in and advances to unconsolidated joint ventures	99,229	124,923
Net investment in real estate	3,216,179	3,141,877
Cash and cash equivalents	26,326	32,226
Restricted cash	3,526	12,621
Deferred loan costs, net	8,584	10,251
Straight-line rent and other receivables, net	50,988	46,247
Other assets, net	18,084	14,545
Assets held for sale	115,446	8,196
Total assets	$3,439,133	$3,265,963

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$85,496	$63,281
Distributions payable	24,807	23,792
Tenant prepaids and security deposits	26,378	28,542
Other liabilities	11,874	10,122
Intangible lease liabilities, net	22,791	20,389
Line of credit	132,000	39,000
Senior unsecured notes	1,122,566	1,122,407
Mortgage notes	286,290	290,960
Liabilities related to assets held for sale	3,373	278
Total liabilities	1,715,575	1,598,771
Total stockholders’ equity	1,606,886	1,543,806
Noncontrolling interests	116,672	123,386
Total liabilities and equity	$3,439,133	$3,265,963

Third Quarter 2014 Supplemental Reporting Package	P a g e 4

Funds from Operations (unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Reconciliation of net income (loss) attributable to common stockholders to FFO:
Net income (loss) attributable to common stockholders	$12,409	$(10,157)	$19,527	$1,931
Adjustments:
Real estate related depreciation and amortization	37,842	34,732	111,545	101,593
Equity in earnings of unconsolidated joint ventures, net	(892)	(759)	(5,202)	(1,721)
Equity in FFO of unconsolidated joint ventures	2,728	2,735	7,990	7,530
Impairment losses on depreciable real estate	900	13,279	5,767	13,279
Gain on business combination	-	-	(1,000)	-
Gain on dispositions of real estate interests	(10,500)	(75)	(17,034)	(17,614)
Gain on dispositions of non-depreciable real estate	-	-	98	31
Noncontrolling interest in the above adjustments	(1,640)	(3,227)	(5,680)	(7,066)
FFO attributable to unitholders	2,103	2,320	6,153	6,602
FFO attributable to common stockholders and unitholders(1)	42,950	38,848	122,164	104,565
Adjustments:
Acquisition costs	716	443	2,050	1,648
FFO, as adjusted, attributable to common stockholders and unitholders – basic and diluted	$43,666	$39,291	$124,214	$106,213

FFO per common share and unit — basic and diluted	$0.12	$0.12	$0.35	$0.33

FFO, as adjusted, per common share and unit — basic and diluted	$0.12	$0.12	$0.36	$0.34

FFO weighted average common shares and units outstanding:
Common shares for earnings per share - basic	333,562	304,768	328,908	292,352
Participating securities	2,485	2,526	2,400	2,445
Units	17,152	18,620	17,443	19,513
FFO weighted average common shares, participating securities and units outstanding – basic	353,199	325,914	348,751	314,310
Dilutive common stock equivalents	1,202	905	1,126	868
FFO weighted average common shares, participating securities and units outstanding – diluted	354,401	326,819	349,877	315,178

(1)	Funds from operations, FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT).

Third Quarter 2014 Supplemental Reporting Package	P a g e 5

Selected Financial Data (unaudited, amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
NET OPERATING INCOME:(1)
Rental revenues	$84,285	$73,111	$250,206	$209,744
Rental expenses and real estate taxes	(22,960)	(19,811)	(71,703)	(59,291)
Net operating income(2)	$61,325	$53,300	$178,503	$150,453

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	65,770	63,090	65,770	63,090
Average occupancy	92.6%	91.3%	92.1%	90.8%
Occupancy as of period end	92.4%	91.5%	92.4%	91.5%

CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of period end	64,945	62,201	64,945	62,201
Average occupancy	93.6%	92.7%	93.0%	92.3%
Occupancy as of period end	93.5%	92.8%	93.5%	92.8%

SAME STORE PROPERTIES:(4)
Square feet as of period end	55,331	55,331	51,264	51,264
Average occupancy	94.1%	92.6%	93.2%	92.4%
Occupancy as of period end	93.9%	92.7%	93.6%	92.5%

Rental revenues	$71,995	$68,823	$200,549	$193,159
Rental expenses and real estate taxes	(19,431)	(18,913)	(57,153)	(54,906)
Same store net operating income	52,564	49,910	143,396	138,253
Less: revenue from lease terminations	(260)	(517)	(1,161)	(828)
Add: early termination straight-line rent adjustment	59	57	420	310
Net operating income (excluding revenue from lease terminations)	52,363	49,450	142,655	137,735
Less: straight-line rents, net of related bad debt expense	(632)	(720)	(3,054)	(2,053)
Less: amortization of below market rents, net	(394)	(404)	(1,038)	(1,184)
Cash net operating income (excluding revenue from lease terminations)	$51,337	$48,326	$138,563	$134,498

Net operating income growth (excluding revenue from lease terminations)	5.9%		3.6%
Cash net operating income growth (excluding revenue from lease terminations)	6.2%		3.0%

SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents - increase to revenue, net of related bad debt expense(3)	$2,265	$981	$7,603	$3,752
Straight-line rent receivable (balance sheet)(3)	$46,787	$41,361	$46,787	$41,361
Net amortization of below market rents – increase to revenue(3)	$605	$402	$1,505	$1,201
Capitalized interest	$2,160	$2,107	$6,119	$6,058
Noncash interest expense(3)	$1,154	$1,055	$3,461	$3,155
Stock-based compensation amortization	$1,190	$1,030	$3,410	$2,905
Revenue from lease terminations(3)	$260	$762	$1,865	$1,073
Bad debt expense, excluding bad debt expense related to straight-line rents(3)	$167	$357	$956	$876

CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development	$48,142	$35,606	$105,980	$84,016
Redevelopment	926	1,170	1,640	4,338
Due diligence	2,335	1,876	6,070	4,731
Casualty expenditures	285	1,232	687	3,518
Building and land improvements	5,255	5,185	9,809	8,956
Tenant improvements and leasing costs	9,788	7,246	29,147	19,261
Total capital expenditures	$66,731	$52,315	$153,333	$124,820

(1)	Excludes discontinued operations.
(2)	See reconciliation of net operating income to income (loss) from continuing operations in Definitions.
(3)	Includes discontinued operations and assets held for sale.
(4)	See the Definitions for same store properties.

Third Quarter 2014 Supplemental Reporting Package	P a g e 6

Property Overview

As of September 30, 2014

Markets	Number of Buildings	Square Feet	Percentage of Total Square Feet	Occupancy Percentage(1)	Annualized Base Rent(2) (3)		Annualized Base Rent per Occupied Square Foot	Percent of Total Annualized Base Rent
CONSOLIDATED OPERATING:		(in thousands)			(in thousands)
Atlanta	38	6,304	9.6%	89.9%	$18,088		$3.19	7.4%
Baltimore/Washington D.C.	16	1,889	2.9%	94.1%	10,456		5.88	4.3%
Charlotte	1	472	0.7%	100.0%	1,604		3.40	0.7%
Chicago	38	8,992	13.7%	90.9%	26,573		3.25	10.9%
Cincinnati	29	2,942	4.5%	92.8%	9,932		3.64	4.1%
Columbus	12	3,480	5.3%	97.9%	8,800		2.58	3.6%
Dallas	34	5,210	7.9%	96.7%	17,461		3.46	7.2%
Denver	2	278	0.4%	94.4%	1,279		4.88	0.5%
Houston	45	3,758	5.7%	97.6%	21,123		5.76	8.6%
Indianapolis	7	2,299	3.5%	85.4%	6,242		3.18	2.6%
Louisville	3	1,109	1.7%	100.0%	3,662		3.30	1.5%
Memphis	8	3,712	5.6%	88.4%	9,034		2.75	3.7%
Miami	10	1,362	2.1%	99.8%	10,227		7.53	4.2%
Nashville	4	2,064	3.1%	97.9%	6,213		3.08	2.5%
New Jersey	10	1,491	2.3%	91.3%	7,805		5.73	3.2%
Northern California	28	3,920	6.0%	93.7%	18,904		5.15	7.7%
Orlando	20	1,864	2.8%	94.0%	6,628		3.78	2.7%
Pennsylvania	14	2,828	4.3%	93.7%	10,996		4.15	4.5%
Phoenix	19	2,211	3.4%	93.5%	8,231		3.98	3.4%
Seattle	19	2,100	3.2%	98.0%	10,499		5.10	4.3%
Southern California(4)	44	6,660	10.1%	93.8%	30,246		4.84	12.4%
Total/weighted average - operating properties	401	64,945	98.8%	93.5%	244,003		4.02	100.0%

REDEVELOPMENT PROPERTIES:
Chicago	1	228	0.3%	5.6%	N/A(5)		N/A(5)	0.0%
Houston	1	98	0.1%	0.0%	-		-	0.0%
Total/weighted average – redevelopment properties	2	326	0.4%	3.9%	-		-	0.0%

DEVELOPMENT PROPERTIES:
Houston(6)	3	311	0.5%	0.0%	-		-	0.0%
Seattle	1	188	0.3%	0.0%	-		-	0.0%
Total/weighted average – development properties	4	499	0.8%	0.0%	-		-	0.0%

Total/weighted average - consolidated properties	407	65,770	100.0%	92.4%	$244,003	(7)	$4.02	100.0%

See footnotes on next page.

Third Quarter 2014 Supplemental Reporting Package	P a g e 7

Property Overview (continued)

As of September 30, 2014

Markets	Number of Buildings	Percent Owned (8)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage(1)	Annualized Base Rent(2)	Annualized Base Rent per Occupied Square Foot	Percent of Total Annualized Base Rent
UNCONSOLIDATED OPERATING PROPERTIES:			(in thousands)			(in thousands)
IDI (Nashville and Savannah)	2	50.0%	1,060	12.4%	84.3%	$2,311	$2.59	8.0%
Southern California Logistics Airport(9)	6	50.0%	2,160	25.2%	99.6%	7,958	3.70	27.4%
Total/weighted average – unconsolidated operating properties	8	50.0%	3,220	37.6%	94.6%	10,269	3.37	35.4%

OPERATING PROPERTIES IN CO-INVESTMENT VENTURES:
Chicago	2	20.0%	1,033	12.1%	100.0%	3,584	3.47	12.3%
Cincinnati	1	20.0%	543	6.4%	100.0%	1,656	3.05	5.7%
Dallas	1	20.0%	540	6.3%	100.0%	1,408	2.61	4.9%
Denver	5	20.0%	772	9.0%	100.0%	3,742	4.84	12.9%
Louisville	4	10.0%	736	8.6%	100.0%	2,365	3.21	8.2%
Nashville	2	20.0%	1,020	11.9%	100.0%	2,768	2.71	9.5%
Orlando	2	20.0%	696	8.1%	100.0%	3,224	4.63	11.1%
Total/weighted average – co-investment operating properties	17	18.6%	5,340	62.4%	100.0%	18,747	3.51	64.6%
Total/weighted average – unconsolidated properties	25	30.4%	8,560	100.0%	98.0%	$29,016	$3.46	100.0%

(1)	Based on leases commenced as of September 30, 2014.
(2)	Annualized base rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of September 30, 2014, multiplied by 12.
(3)	Excludes total annualized base rent of $1.7 million from one non-industrial property acquired for future development.
(4)	As of September 30, 2014, our ownership interest in the Southern California properties was 93.7% based on our equity ownership weighted by square feet.
(5)	The lease is month-to-month and can be terminated by us with written notice. The rental income is incidental revenue and it is not recognized as income and is a reduction to our cost of redevelopment.
(6)	Includes two shell complete buildings acquired during July 2014 totaling 178,000 square feet.
(7)	Excludes total annualized base rent associated with tenants currently in free rent periods of $10.5 million based on the first month’s cash base rent.
(8)	Percent owned is based on equity ownership weighted by square feet.
(9)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

Third Quarter 2014 Supplemental Reporting Package	P a g e 8

Consolidated Leasing Activity

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
THIRD QUARTER 2014		(in thousands)			(in months)	(in thousands)
New	34	1,272	8.3%	15.6%	48	$4,020	$3.16
Renewal	35	1,470	3.8%	11.1%	35	2,602	1.77
Development and redevelopment	3	132	N/A	N/A	115	N/A	N/A
Total/Weighted Average	72	2,874	5.7%	12.9%	46	$6,621	$2.42
Weighted Average Retention	69.0%

YEAR TO DATE 2014
New	103	4,172	5.6%	12.3%	56	$15,562	$3.73
Renewal	104	6,489	4.8%	12.8%	52	13,302	2.05
Development and redevelopment	7	427	N/A	N/A	106	N/A	N/A
Total/Weighted Average	214	11,088	5.1%	12.6%	56	$28,864	$2.71
Weighted Average Retention	77.9%

FOUR QUARTERS ROLLING
New	132	5,195	6.1%	14.0%	56	$18,390	$3.54
Renewal	142	8,785	4.6%	12.7%	51	14,935	1.70
Development and redevelopment	9	695	N/A	N/A	94	N/A	N/A
Total/Weighted Average	283	14,675	5.1%	13.1%	55	$33,325	$2.38
Weighted Average Retention	79.3%

(1)	Excludes month-to-month leases.
(2)	Assumes no exercise of lease renewal options.

Third Quarter 2014 Supplemental Reporting Package	P a g e 9

Consolidated Lease Expirations

Lease Expirations for Consolidated Properties by Market(1)

	2014(2)		2015		2016
Markets	Square Feet	Percentage of Total Square Feet	Square Feet	Percentage of Total Square Feet	Square Feet	Percentage of Total Square Feet
	(in thousands)		(in thousands)		(in thousands)
Atlanta	30	0.5%	976	15.5%	910	14.4%
Baltimore/Washington D.C.	55	2.9%	294	15.6%	349	18.5%
Charlotte	-	0.0%	-	0.0%	-	0.0%
Chicago	421	4.7%	656	7.3%	1,569	17.4%
Cincinnati	55	1.9%	708	24.1%	402	13.7%
Columbus	164	4.7%	842	24.2%	473	13.6%
Dallas	64	1.2%	1,042	20.0%	646	12.4%
Denver	6	2.2%	23	8.3%	156	56.1%
Houston	58	1.5%	424	11.3%	294	7.8%
Indianapolis	38	1.7%	301	13.1%	275	12.0%
Louisville	-	0.0%	200	18.0%	100	9.0%
Memphis	70	1.9%	156	4.2%	1,170	31.5%
Miami	70	5.1%	93	6.8%	164	12.0%
Nashville	-	0.0%	278	13.5%	-	0.0%
New Jersey	-	0.0%	189	12.7%	302	20.3%
Northern California	56	1.4%	468	11.9%	591	15.1%
Orlando	-	0.0%	279	15.0%	499	26.8%
Pennsylvania	347	12.3%	892	31.5%	497	17.6%
Phoenix	134	6.1%	123	5.6%	219	9.9%
Seattle	109	5.2%	368	17.5%	136	5.9%
Southern California	216	3.2%	657	9.9%	1,940	29.1%
Total	1,893	2.9%	8,969	13.8%	10,692	16.5%

Lease Expirations for Consolidated Properties Summarized(1)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(3)	Percent of Total Annualized Base Rent
	(in thousands)	(in thousands)
2014(2)	1,893	$9,811	3.6%
2015	8,969	35,777	12.9%
2016	10,692	45,547	16.5%
2017	10,785	43,477	15.7%
2018	6,962	32,201	11.6%
Thereafter	21,459	109,871	39.7%
Total occupied	60,760	$276,684	100.0%
Available or leased but not occupied	5,010
Total consolidated properties	65,770

(1)	Assumes no exercise of lease renewal options.
(2)	Includes month-to-month leases.
(3)	Annualized based rent includes contractual rents in effect at the date of expiration.

Third Quarter 2014 Supplemental Reporting Package	P a g e 10

Acquisition and Disposition Summary

For the Nine Months Ended September 30, 2014

	Property Name	Market	Size	Occupancy at Acquisition/ Disposition	Occupancy at September 30, 2014
BUILDING ACQUISITIONS:			(building in sq.) ft)
January	1501 Michael Drive	Chicago	174,000	100.0%	100.0%
January	511 S. Royal	Dallas	71,000	100.0%	100.0%
February	8041 S. 228th Street	Seattle	42,000	66.6%	66.6%
March	3401 S. Chicago Street	Chicago	184,000	32.6%	40.7%
March	Fife 45	Seattle	56,000	100.0%	100.0%
March	Prairie Point West(1)	Chicago	363,000	100.0%	100.0%
April	3405-3445 South 5th Street	Phoenix	110,000	100.0%	100.0%
May	1165 Crossroads Parkway	Chicago	472,000	77.3%	90.0%
May	Puyallup Industrial Park (3 buildings)	Seattle	235,000	97.6%	97.6%
June	6400 Hollister Road	Houston	222,000	100.0%	100.0%
July	Fairbanks 8 (2 buildings)	Houston	178,000	0.0%	0.0%
August	1450 Remington Blvd	Chicago	650,000	100.0%	100.0%
August	7050 Bennington	Houston	98,000	0.0%	0.0%
August	777 Mark Street	Chicago	228,000	5.6%	5.6%
September	1550 N. Chrisman Road	No. California	750,000	100.0%	100.0%
September	2091 Rutherford Road	So. California	111,000	43.7%	43.7%
September	1725 Puyallup Street	Seattle	120,000	100.0%	100.0%
Total YTD Purchase Price - $249.6 million			4,064,000	80.2%	82.0%

LAND ACQUISITIONS:
January	DCT Freeport North	Dallas	6.4 acres
March	DCT Fife North and DCT Fife South	Seattle	8.6 acres
May	DCT Fife Distribution Center	Seattle	21.0 acres
May	DCT Frankford Trade Center	Dallas	6.2 acres
September	DCT O'Hare Logistics Center	Chicago	6.9 acres
September	DCT Chrin Commerce Centre	Pennsylvania	36.0 acres
Total YTD Land Purchase Price - $19.7 million			85.1 acres

BUILDING DISPOSITIONS:
January	8th & Vineyard A(2)	So. California	130,000	N/A
April	4300 Westpark Drive	Atlanta	216,000	100.0%
April	5300 W. 123rd Place	Chicago	87,000	100.0%
April	195 Corporate Drive	Chicago	112,000	100.0%
May	4175 Chandler Drive	Chicago	222,000	100.0%
June	8th & Vineyard B(3)	So. California	99,000	N/A
June	2831 Peterson Place	Atlanta	20,000	59.4%
July	116 Lehigh Drive	New Jersey	107,000	100.0%
July	Mid-Atlantic I-95 Portfolio – Harford (3 buildings)	Baltimore/ Washington D.C.	347,000	100.0%
July	Mid-Atlantic I-95 Portfolio – Newcastle (2 buildings)	New Jersey	275,000	97.1%
July	Mid-Atlantic I-95 Portfolio – Delaware (2 buildings)	New Jersey	160,000	96.9%
August	814 Livingston Court	Atlanta	52,000	0.0%
August	Port Union Commerce Park(4) (2 buildings)	Cincinnati	840,000	100.0%
August	1141 108th Street	Dallas	21,000	0.0%
Total YTD Sales Price - $145.3 million			2,688,000	96.2%

LAND DISPOSITIONS:
March	Boone Industrial Park	Indianapolis	28.4 acres
Total YTD Sales Price - $1.1 million			28.4 acres

(1)	During March 2014, we purchased our partner’s 50.0% interest in one property from the IDI-DCT joint venture for $10.3 million.
(2)	During January 2014, we completed the build-to-suit and sold 8th & Vineyard A, a 130,000 square foot building located in the Inland Empire West submarket of Southern California.
(3)	During June 2014, we sold the development project 8th & Vineyard B, a 99,000 square foot building located in the Inland Empire West submarket of Southern California.
(4)	During August 2014, we sold two buildings and 46 acres of undeveloped land adjacent to the buildings.

Third Quarter 2014 Supplemental Reporting Package	P a g e 11

Development Overview

As of September 30, 2014

						Costs Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percent Owned	Q3-2014	Cumulative Costs at 9/30/2014	Projected Investment	Completion Date(3)	Percent Leased(5)
				(in thousands)		(in thousands)	(in thousands)	(in thousands)
Consolidated Development Activities:

Projects Under Development

Development Projects in Lease Up(6)
DCT Beltway Tanner Business Park	Houston	11	1	133	100%	$3,042	$14,097	$15,690	Q1-2014	100%
DCT Sumner South Distribution Center	Seattle	9	1	188	100%	802	11,414	13,252	Q1-2014	56%
	Total	20	2	321	100%	$3,844	$25,511	$28,942		74%
Under Construction
DCT River West	Atlanta	47	1	733	100%	$2,485	$9,527	$29,644	Q1-2015	0%
DCT Freeport North	Dallas	6	1	100	100%	1,937	3,516	6,969	Q4-2014	0%
DCT Frankford Trade Center	Dallas	6	1	82	100%	2,273	3,412	6,155	Q1-2015	0%
DCT Airtex Industrial Center II	Houston	7	1	125	100%	1,786	5,859	9,882	Q4-2014	0%
DCT Northwest Crossroads Logistics Centre I	Houston	21	1	362	100%	3,767	10,865	20,751	Q4-2014	53%
DCT Northwest Crossroads Logistics Centre II	Houston	18	1	320	100%	881	3,896	18,410	Q1-2015	0%
DCT Airport Distribution Center North Building C	Orlando	8	1	97	100%	1,457	4,715	6,693	Q4-2014	0%
DCT Chrin Commerce Centre	Pennsylvania	36	1	426	100%	7,583	7,583	25,816	Q2-2015	0%
DCT White River Corporate Center Phase I	Seattle	30	1	649	100%	4,593	38,353	43,036	Q1-2015	0%
DCT White River Corporate Center Phase II South	Seattle	4	1	63	100%	1,214	2,581	5,095	Q1-2015	0%
DCT Fife 45 North	Seattle	5	1	79	100%	1,500	2,800	7,049	Q1-2015	0%
DCT Fife 45 South	Seattle	4	1	64	100%	782	1,799	5,654	Q1-2015	0%
8th & Vineyard D	So. California	4	1	64	91%	1,003	2,691	5,937	Q1-2015	0%
DCT Rialto Logistics Center	So. California	42	1	928	100%	12,856	48,706	59,755	Q4-2014	0%
	Total	238	14	4,092	100%	$44,117	$146,303	$250,846		5%

Projects Under Development		258	16	4,413	100%	$47,961	$171,814	$279,788		10%
Projected Stabilized Yield - Projects Under Development(1)		7.5%

Development Projects for Sale
8th & Vineyard C	So. California	3	1	55	91%	$425	$1,814	$4,942	Q1-2015	N/A
8th & Vineyard E	So. California	2	1	40	91%	809	1,831	3,737	Q1-2015	N/A
	Total	5	2	95	91%	$1,234	$3,645	$8,679

Pre-Development(2)
DCT O'Hare Logistics Center	Chicago	7			100%	$4,178	$4,178
Seneca Commerce Center Phase I	Miami	14			90%	56	1,736
Seneca Commerce Center Phase II	Miami	11			90%	31	1,429
Seneca Commerce Center Phase III	Miami	11			90%	29	1,331
DCT White River Corporate Center Phase II North	Seattle	13			100%	227	6,555
DCT Fife Distribution Center North	Seattle	9			100%	631	3,507
DCT Fife Distribution Center South	Seattle	12			100%	1,174	4,955
DCT Jurupa Ranch(4)	So. California	39			100%	502	26,969
	Total	116				$6,828	$50,660

(1)	Yield computed on a GAAP basis including rents on a straight-line basis.
(2)	Excludes land held totaling 56 acres with cumulative costs of approximately $9.1 million at September 30, 2014.
(3)	The completion date represents the date of building shell completion or estimated date of shell completion.
(4)	The property is currently leased through December 2014.
(5)	Percentage leased is computed as of the press release date.
(6)

During July 2014, DCT acquired two buildings totaling 178,000 square feet that were shell complete.  The buildings are classified as properties under development with cumulative costs of $15.1 million as of September 30, 2014.

Third Quarter 2014 Supplemental Reporting Package	P a g e 12

Indebtedness (dollar amounts in thousands)

As of September 30, 2014

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of September 30, 2014
SENIOR UNSECURED NOTES:
2015 Notes, fixed rate	5.63%	5.63%	June 2015	$40,000
2016 Notes, fixed rate	4.90%	4.90%	April & August 2016	99,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	5.62%	5.62%	June & August 2018	81,500
2019 Notes, fixed rate	4.97%	4.97%	August 2019	46,000
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.70%	6.70%	June & August 2021	92,500
2022 Notes, fixed rate	4.61%	7.13%	August & September 2022	130,000
2023 Notes, fixed rate	4.62%	4.87%	August & October 2023	310,000
Premiums (discounts), net of amortization				(2,434)
				897,566
MORTGAGE NOTES:
Fixed rate secured debt	5.83%	5.17%	January 2015 – Aug. 2025	281,413
Premiums (discounts), net of amortization				4,877
				286,290
BANK UNSECURED CREDIT FACILITIES:
Senior unsecured revolving credit facility(1)	1.33%	1.33%	February 2017	132,000
2018 Notes, variable rate(2)	1.50%	1.50%	February 2018	225,000
				357,000

Total carrying value of consolidated debt				$1,540,856

Fixed rate debt	5.32%	5.50%		77%
Variable rate debt	1.44%	1.44%		23%
Weighted average interest rate	4.42%	4.56%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(3)
Institutional joint ventures				$820
IDI				11,110
Stirling Capital Investments (SCLA)				36,395
				$48,325

Scheduled Principal Payments of Debt as of September 30, 2014 (excluding premiums and discounts)

Year	Senior Unsecured Notes	Mortgage Notes	Bank Unsecured Credit Facilities	Total
2014	$-	$1,720	$-	$1,720
2015	40,000	50,200	-	90,200
2016	99,000	56,965	-	155,965
2017	51,000	15,406	132,000	198,406
2018	81,500	6,583	225,000	313,083
2019	46,000	51,203	-	97,203
2020	50,000	69,946	-	119,946
2021	92,500	18,475	-	110,975
2022	130,000	3,303	-	133,303
2023	310,000	6,363	-	316,363
Thereafter	-	1,249	-	1,249
Total	$900,000	$281,413	$357,000	$1,538,413

(1)

The $300.0 million senior unsecured revolving credit facility matures in February 2017 and bears interest at a variable rate equal to LIBOR, plus a margin of between 1.00% to 1.75% per annum or, at our election, an alternate base rate plus a margin of between 0.00% to 0.75% per annum, depending on our public debt credit rating.  There was $164.5 million available under the senior unsecured revolving credit facility, net of a $3.5 million letter of credit as September 30, 2014.

(2)

The $225.0 million term loan facility, which is presented in “Senior unsecured notes” in our Consolidated Balance Sheets, bears interest at a variable rate equal to LIBOR, plus a margin of between 1.10% to 2.05% per annum, or, at our election, an alternate base rate plus a margin of between 0.10% to 1.05% per annum, depending on our public debt credit rating.

(3)	Based on our ownership share as of September 30, 2014.

Third Quarter 2014 Supplemental Reporting Package	P a g e 13

Capitalization and Fixed Charge Coverage (unaudited, dollar amounts in thousands, except share price)

Capitalization at September 30, 2014

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	335,053	$7.51	$2,516,248
Operating partnership units outstanding	17,170	$7.51	128,947
Total equity market capitalization			2,645,195

Consolidated debt			1,540,856
Less: Noncontrolling interests’ share of consolidated debt(2)			(8,691)
Proportionate share of debt related to unconsolidated joint ventures			48,325
DCT share of total debt			1,580,490
Total market capitalization			$4,225,685

DCT share of total debt to total market capitalization			37.4%

Fixed Charge Coverage

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net income (loss) attributable to common stockholders(3)	$12,409	$(10,157)	$19,527	$1,931
Interest expense	16,078	15,141	48,316	47,328
Proportionate share of interest expense from unconsolidated joint ventures	369	398	1,047	1,257
Real estate related depreciation and amortization	37,842	34,732	111,545	101,593
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,344	1,478	4,155	4,440
Income tax (benefit) expense and other taxes	(73)	(42)	(225)	390
Stock-based compensation	1,190	1,030	3,410	2,905
Noncontrolling interests	801	(626)	1,421	589
Non-FFO gain on business combination	-	-	(1,000)	-
Non-FFO gain on dispositions of real estate interests	(10,500)	(75)	(16,936)	(17,583)
Impairment losses	900	13,279	5,767	13,279
Adjusted EBITDA	$60,360	$55,158	$177,027	$156,129

CALCULATION OF FIXED CHARGES
Interest expense	$16,078	$15,141	$48,316	$47,328
Capitalized interest	2,160	2,107	6,119	6,058
Amortization of loan costs and debt premium/discount	(127)	(55)	(383)	(155)
Other noncash interest expense	(1,027)	(1,000)	(3,078)	(3,000)
Proportionate share of interest expense from unconsolidated joint ventures	369	398	1,047	1,257
Total fixed charges	$17,453	$16,591	$52,021	$51,488

Fixed charge coverage	3.5	3.3	3.4	3.0

(1)	Excludes 1.8 million shares of unvested Long-Term Incentive Plan Units, 0.6 million shares of unvested Restricted Stock and 0.3 million Phantom Shares outstanding as of September 30, 2014.
(2)	Amount includes the portion of consolidated debt related to properties in which there are noncontrolling ownership interests.
(3)	Includes amounts related to discontinued operations, where applicable.

Third Quarter 2014 Supplemental Reporting Package	P a g e 14

Investment in Unconsolidated Ventures Summary (unaudited, dollar amounts in thousands)

Statement of Operations and Other Data

	For the Nine Months Ended September 30, 2014
	TRT-DCT JV III	JP Morgan	IDI/DCT	IDI/DCT Buford	Stirling Capital Investments
Total rental revenues	$2,103	$16,422	$2,230	$-	$9,068
Rental expenses and real estate taxes	455	4,195	557	-	1,430
Net operating income	1,648	12,227	1,673	-	7,638
Depreciation and amortization	695	7,378	1,400	-	3,681
General and administrative	5	553	4	-	821
Operating income	948	4,296	269	-	3,136
Interest expense	478	-	519	-	2,551
Interest and other expense	11	3	41	-	6
Net income (loss)	$459	$4,293	$(291)	$-	$579
Other Data:
Number of buildings	4	13	2	-	6
Square feet (in thousands)	735	4,605	1,060	-	2,160
Occupancy	100.0%	99.6%	84.3%	0.0%	99.6%
DCT ownership	10.0%	20.0%	50.0%	75.0%	50.0%	(1)

Balance Sheets

	As of September 30, 2014
	TRT-DCT JV III		JP Morgan	IDI/DCT		IDI/DCT Buford(5)	Stirling Capital Investments
Total investment in properties	$26,121		$280,993	$40,510		$7,594	$112,447
Accumulated depreciation and amortization	(6,689)		(69,643)	(5,392)		-	(20,694)
Net investment in properties	19,432		211,350	35,118		7,594	91,753
Cash and cash equivalents	171		3,387	733		29	709
Other assets	621		5,392	979		3	3,044
Total assets	$20,224		$220,129	$36,830		$7,626	$95,506

Other liabilities	$471		$5,764	$393		$8	$646
Secure debt maturities – 2014	-		-	-		-	-
Secure debt maturities – 2015	-		-	22,220	(3)	-	-
Secure debt maturities – 2016	8,197	(2)	-	-		-	-
Secure debt maturities – 2017	-		-	-		-	72,791	(4)
Secure debt maturities thereafter	-		-	-		-	11,256	(4)
Total secured debt	8,197		-	22,220		-	84,047
Total liabilities	8,668		5,764	22,613		8	84,693
Partners or members' capital	11,556		214,365	14,217		7,618	10,813
Total liabilities and partners or members' capital	$20,224		$220,129	$36,830		$7,626	$95,506

(1)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

(2)	$8.2 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.
(3)	$22.2 million of debt requires interest only payments through October 2015 and has a weighted average variable interest rate of LIBOR plus 2.35%.
(4)

$72.8 million of debt requires interest only payments through October 2017 and has a variable interest rate of LIBOR plus 2.2%.  $11.3 million of debt is payable to DCT and requires principal and interest payments through November 2021 and has a fixed rate of 8.5%.

(5)	As of September 30, 2014 47.0 acres were held for future development.

Third Quarter 2014 Supplemental Reporting Package	P a g e 15

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net income (loss) attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, noncontrolling interest, impairment losses, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains and losses on disposed assets and business combinations.  We use Adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building and land improvements, development costs and acquisition capital, tenant improvement and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases.  Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents.  See definition of Net Operating Income for additional information.  DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent.  Additionally, DCT Industrial presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Due Diligence Capital:

Capital improvements related to acquisitions generally incurred within 12 months of the acquisition date.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for discounts/premiums and hedging transactions.  These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjustments for amortization of discounts, premiums, loan costs and other noncash interest expense.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as Adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income (loss) attributable to common stockholders, as defined by GAAP, is the most appropriate earnings measure.  However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance.  NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP.  FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains from dispositions of operating real estate held for investment purposes, plus impairment losses on depreciable real estate and impairments of in substance real estate investments in investees that are driven by measureable decreases in the fair value of the depreciable real estate held by the unconsolidated joint ventures and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures.  We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO.  Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure.  We also present FFO excluding acquisition costs, debt modification costs and impairment losses on properties which are not depreciable.  We believe that FFO excluding acquisition costs, debt modification costs and impairment losses on non-depreciable real estate is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results.  Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO are common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income (loss) as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the comparable lease.   New leases where there were no prior comparable leases due to materially different lease structures are excluded.

Net Effective Rent:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Third Quarter 2014 Supplemental Reporting Package	P a g e 16

Definitions

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes institutional capital management fees, depreciation, amortization, casualty and involuntary conversion gain (loss), impairment, general and administrative expenses, equity in (earnings) loss of unconsolidated joint ventures, interest expense, interest and other income and income tax expense and other taxes. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses.   We also present NOI excluding lease termination revenue as it is not considered to be indicative of recurring operating performance.  However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations.  Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI.  Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Reconciliation of income (loss) from continuing operations to NOI:
Income (loss) from continuing operations	$12,858	$1,010	$15,372	$(6,971)
Income tax (benefit) expense and other taxes	(73)	(59)	(257)	373
Interest and other income	(1,577)	(83)	(1,582)	(310)
Interest expense	16,078	15,141	48,316	47,328
Equity in earnings of unconsolidated joint ventures, net	(892)	(759)	(5,202)	(1,721)
General and administrative	6,727	6,120	21,059	19,823
Real estate related depreciation and amortization	37,842	32,843	111,545	94,634
Impairment losses	900	-	5,635	-
Development profit, net of taxes	-	-	(2,016)	(268)
Gain on business combination	-	-	(1,000)	-
Gain on dispositions of real estate interests	(10,230)	-	(11,647)	-
Casualty and involuntary conversion (gain) loss	14	(294)	(326)	(296)
Institutional capital management and other fees	(322)	(619)	(1,394)	(2,139)
Total GAAP net operating income	61,325	53,300	178,503	150,453
Less net operating income - non-same store properties	(8,761)	(3,390)	(35,107)	(12,200)
Same store GAAP net operating income	52,564	49,910	143,396	138,253
Less revenue from lease terminations	(260)	(517)	(1,161)	(828)
Add early termination straight-line rent adjustment	59	57	420	310
Same store GAAP net operating income, excluding revenue from lease terminations	52,363	49,450	142,655	137,735
Less straight-line rents, net of related bad debt expense	(632)	(720)	(3,054)	(2,053)
Less amortization of above/(below) market rents	(394)	(404)	(1,038)	(1,184)
Same store cash net operating income, excluding revenue from lease terminations	$51,337	$48,326	$138,563	$134,498

Projected Stabilized Yield – Projects Under Development:

Calculated as projected stabilized Net Operating Income divided by total projected investment.

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop.  May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building's book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties and properties Held for Sale that have been owned and stabilized for the entire current and prior periods presented.

Same Store Net Operating Income Growth:

The change in same store net operating income growth is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a same store population for the quarter most recently presented.

Third Quarter 2014 Supplemental Reporting Package	P a g e 17

Definitions

Square Feet:

Represents square feet in building that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 90% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award's fair value on the grant date and amortized over the vesting period, presented net of amounts capitalized.

Total Project Investment:

An estimate of total expected capital expenditures on development properties in accordance with GAAP.

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid and costs capitalized for leasing transactions.  The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Third Quarter 2014 Supplemental Reporting Package	P a g e 18